SCHEDULE 14C INFORMATION

INFORMATION STATEMENT PURSUANT TO SECTION 14(c)
OF THE SECURITIES EXCHANGE ACT OF 1934

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Fidelity Commonwealth Trust II
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IMPORTANT NOTICE REGARDING THE AVAILABILITY OF INFORMATION STATEMENT.

The Information Statement is available at [www._______].

FIDELITY® STRATEGIC ADVISERS® VALUE FUND

A SERIES OF
FIDELITY COMMONWEALTH TRUST II
82 DEVONSHIRE STREET
BOSTON, MASSACHUSETTS 02109
1-800-544-3455

INFORMATION STATEMENT

This Information Statement is being furnished by the Board of Trustees (the Board or Trustees) of Fidelity Commonwealth Trust II (the Trust) to the shareholders of Fidelity® Strategic Advisers® Value Fund (the Fund), a series of the trust. This Information Statement is provided in lieu of a proxy statement, pursuant to the terms of an exemptive order that the Trust has received from the Securities and Exchange Commission (SEC) which permits the Trust's investment adviser, Strategic Advisers, Inc. (Strategic Advisers), to hire new, unaffiliated sub-advisers with the approval of the Trustees of the trust but without obtaining shareholder approval. The information contained in this Information Statement relates to the Trustees' approval on December 3, 2009 of two new sub-advisers, under sub-advisory agreements (Agreements) between Strategic Advisers, Inc. and each of Brandywine Global Investment Management, LLC (Brandywine Global) and LSV Asset Management (LSV) on behalf of the Fund.

The purpose of this Information Statement is to provide an overview of the Trustees' decision to appoint new sub-advisers for the Fund and to discuss the terms of the Agreements.

This Information Statement is being mailed on or about February 17, 2010 to shareholders of record as of January 26, 2010. This Information Statement is intended to inform you that new sub-advisers have been appointed for your Fund. No action is required of you. We are not asking you for a proxy and you are requested not to send us a proxy.

INTRODUCTION

Strategic Advisers is the Fund's investment adviser. Pursuant to the terms of an exemptive order granted to Strategic Advisers on November 28, 2006 (SEC Order), Strategic Advisers employs a so-called "manager of managers" arrangement in managing the fund. Section 15(a) of the Investment Company Act of 1940 (the 1940 Act) generally requires that a fund's shareholders approve all agreements pursuant to which persons serve as investment adviser or sub-adviser to a fund. In order to use the "manager of managers" authority discussed above, the Trust and Strategic Advisers requested and received the SEC Order. The SEC Order exempts Strategic Advisers and the Trust from the shareholder voting requirements of Section 15(a) of the 1940 Act and allows the Trust's Trustees, subject to certain conditions, to appoint each new unaffiliated sub-adviser and approve the Agreements on behalf of the Fund without a shareholder vote.

Consistent with the SEC Order, the Trustees, including the Trustees who are not "interested persons" of the Trust or of Strategic Advisers under the 1940 Act (the Independent Trustees), appointed Brandywine Global and LSV as additional sub-advisers for the Fund and approved the Agreements with Brandywine Global and LSV on December 3, 2009. As discussed later in this Information Statement, the Board carefully considered the matter and concluded that the appointment of Brandywine Global and LSV under the terms of the Agreements was in the best interests of the Fund and its shareholders.

As a condition to relying on the SEC Order, Strategic Advisers and the Trust are required to furnish shareholders of the Fund with notification of the appointment of a new unaffiliated sub-adviser within ninety days from the date that the sub-adviser is hired. This Information Statement serves to provide such notice and give details of the new arrangement.

MANAGEMENT CONTRACT OF THE FUND

Strategic Advisers, located at 82 Devonshire Street, Boston, Massachusetts 02109, is the Fund's investment adviser. Strategic Advisers directs the investments of the Fund in accordance with its investment objective, polices and limitations pursuant to a management contract dated December 4, 2008.

Strategic Advisers or its affiliates, subject to the supervision of the Board, provides the management and administrative services necessary for the operation of the Fund. These services include providing office space, equipment and facilities for maintaining the Fund's organization; supervising relations with, and monitoring the performance of, sub-advisers, custodians, depositories, transfer and pricing agents, accountants, attorneys, underwriters, brokers and dealers, insurers and other persons dealing with the Fund; preparing all general shareholder communications; conducting shareholder relations; maintaining the Fund's existence and records; maintaining the registration and qualification of the Fund's shares under federal and state law; investigating and developing management and shareholder services for the Fund; and furnishing reports, evaluations, and analyses on a variety of subjects to the Trustees. In addition, Strategic Advisers or its affiliates also compensate all officers of the Fund, all trustees who are not interested persons of the Trust, and all personnel of the Fund or Strategic Advisers performing services relating to research, statistical analysis, and investment activities.

In addition to the management fee payable to Strategic Advisers, the Fund pays all of its expenses that are not assumed by Strategic Advisers or the transfer, dividend disbursing, and shareholder servicing agent and pricing and bookkeeping agent, under their respective agreements with the Fund. The Fund normally pays for the typesetting, printing, and mailing of its proxy materials to shareholders, legal expenses, and the fees of the custodian, registrar and transfer agent fees and expenses, auditor, and Independent Trustees. The Fund's management contract further provides that the Fund will pay for typesetting, printing and mailing prospectuses, statements of additional information, notices, and reports to shareholders; however, under the terms of the Fund's transfer agent agreement, the transfer agent bears these costs. The expenses in connection with preparing this Information Statement and its enclosures will be borne by the Fund. Other expenses paid by the Fund include interest, taxes, brokerage commissions, the Fund's proportionate share of insurance premiums and Investment Company Institute dues, and the costs of registering shares under federal securities laws and making necessary filings under state securities laws. The Fund is also liable for such non-recurring expenses as may arise, including costs of any litigation to which the Fund may be a party, and any obligation it may have to indemnify its officers and Trustees with respect to litigation.

The Fund pays a management fee to Strategic Advisers that is paid to Strategic Advisers every month. The management fee is calculated by adding the amount resulting from the annual management fee rate of 0.25% of the average daily net assets of the Fund throughout the month plus the total fees, payable monthly, to the Fund's sub-advisers based upon each sub-adviser's respective allocated portion of the Fund's assets (the Management Fee). The Fund's maximum aggregate annual management fee will not exceed 0.70% of the Fund's average daily net assets. The addition of Brandywine Global and LSV as sub-advisers will not result in a change to the maximum aggregate annual Management Fee payable by shareholders.

Strategic Advisers has contractually agreed to waive a portion of the management fee equal to 0.13% of the average daily net assets of the Fund through May 31, 2012. In addition, Strategic Advisers has contractually agreed to reimburse the Fund to the extent that total operating expenses (excluding interest, taxes, securities lending costs, brokerage commissions, and extraordinary expenses, if any), as a percentage of its average net assets, exceed 0.90%. This arrangement will remain in effect through May 31, 2012.

In addition to Brandywine Global and LSV, Cohen & Steers Capital Management, Inc. (Cohen & Steers), Eaton Vance Management (Eaton Vance) and Pyramis Global Advisors, LLC (Pyramis), an affiliate of Strategic Advisers, serve as sub-advisers to the Fund. As of the date of this Information Statement, Pyramis has not been allocated a portion of the Fund's assets.

The following table shows management fees paid to Strategic Advisers and sub-advisory fees paid by Strategic Advisers to the Fund's sub-advisers during the most recent fiscal year-ended May 31, 2009 for the Fund. These numbers do not represent a full year of management fees because the Fund commenced operations on December 30, 2008.

Management Fees Paid to Strategic Advisers	Management Fees Paid to Strategic Advisers as a % of Average Net Assets of the Fund (annualized)	Sub-Advisory Fees Paid by Strategic Advisers to Sub-Advisers	Sub-Advisory Fees Paid by Strategic Advisers to Sub-Advisers as a % of Average Net Assets of the Fund (annualized)
$ 836,469	0.6180%	$ 492,604	0.3639%

SUMMARY OF AGREEMENT WITH BRANDYWINE GLOBAL

The following is a summary of the Agreement with Brandywine Global and is qualified in its entirety by reference to the form of Agreement attached hereto as Exhibit A.

On December 3, 2009, pursuant to the "managers of managers" arrangement, the Board of Trustees approved the Agreement with Brandywine Global on behalf of the Fund. Strategic Advisers, on behalf of the Fund, has entered into the Agreement with Brandywine Global dated December 3, 2009. Pursuant to the Agreement, Brandywine Global has day-to-day responsibility for choosing investments for the portion of assets of the Fund allocated to it by Strategic Advisers and for voting proxies for the Fund with respect to those investments.

Pursuant to the Agreement, Brandywine Global provides a program of continuous investment management for the portion of the Fund's assets allocated to it in accordance with the Fund's investment objective and policies as stated in the Fund's prospectus and statement of additional information filed with the SEC on Form N-1A, as amended and supplemented from time to time (the Registration Statement), and such other limitations as the Trust, the Fund, the Board or Strategic Advisers may impose with respect to the Fund. Brandywine Global will vote the Fund's proxies in accordance with Brandywine Global's proxy voting policies as approved by the Board. Strategic Advisers has granted Brandywine Global authority to invest and reinvest the assets of the Fund allocated to it by selecting the securities, instruments, repurchase agreements, financial futures contracts, options and other investments and techniques that the Fund may purchase, sell, enter into or use. For providing investment management services to the Fund, Strategic Advisers pays Brandywine Global a monthly asset-based fee out of its Management Fee.

The Agreement with Brandywine Global may be terminated on sixty days' written notice to Brandywine Global: (i) by the Trust, pursuant to (A) action by the Board or (B) the vote of the holders of a "majority" (as defined in the 1940 Act) of the shares of the Fund or (ii) by Strategic Advisers. The Agreement with Brandywine Global is terminable by Brandywine Global upon ninety days' written notice to Strategic Advisers and the Trust. In addition, the Agreement with Brandywine Global will terminate in the event of the termination of the Advisory Agreement with respect to the Fund. The Agreement will be terminated automatically in the event of its "assignment" (as defined in the 1940 Act).

A copy of the Agreement with Brandywine Global is provided as Exhibit A. Strategic Advisers pays all of Brandywine Global's sub-advisory fees under the Agreement. The maximum aggregate annual Management Fee payable by shareholders of the Fund will not be affected by the Agreement.

INFORMATION ABOUT BRANDYWINE GLOBAL

Brandywine Global was founded by a group of investment professionals and was incorporated in the state of Delaware in 1986. At the time of its founding, a business plan was created with the objective of providing top-quality investment management products, accountable investment teams and outstanding client service. The firm is focused solely on investment management activities. Brandywine Global is located at 2929 Arch Street, 8th Floor, Philadelphia, PA 19104. As of September 30, 2009 Brandywine Global had assets under management of approximately $29 billion.

Brandywine Global operates as a wholly owned but independent subsidiary of Legg Mason, Inc. (Legg Mason), 100 International Drive Baltimore, MD 21202-1099, 1-800-822-5544, retaining complete investment autonomy and control over management, investment, and employment decisions. Legg Mason is a New York Stock Exchange listed company, which, through its predecessors and subsidiaries, has been providing investment services to institutions and individuals since 1899. In October of 2001, Brandywine Global transitioned from a subchapter S corporation to its present limited liability company status. Brandywine Global Investment Management (Asia) Pte., Ltd., is a wholly-owned subsidiary of Brandywine Global, and Brandywine Global Investment Management (Europe) Limited is an operating unit of Brandywine Global Investment Management, LLC.

Investment Process

Brandywine Global employs a value-style investment process and focuses on picking what it believes are fundamentally sound companies/securities that are under-appreciated and have the catalysts necessary to return to their former levels of valuation. The cornerstone of Brandywine Global's portfolio management philosophy is a team-based approach, wherein the knowledge and experience of each individual is leveraged to the fullest degree.

Portfolio Managers

Joseph J. Kirby, Portfolio Manager

Joseph J. Kirby serves as a portfolio manager for Brandywine Global's portion of the fund's assets. Mr. Kirby is lead portfolio manager for Brandywine Global's Diversified Large Cap Value Equity and Diversified Large Cap 130/30 strategies. He serves as a portfolio manager and securities analyst on Brandywine Global's Diversified Value Equity team. Mr. Kirby contributes to the quantitative and fundamental analysis of securities for the Diversified Value Equity portfolios by consistently applying Brandywine Global's disciplined management exclusionary process. Since joining Brandywine Global and its Diversified Team in 1994, Mr. Kirby has been involved in each aspect of the portfolio process, including leading the trading efforts for all Diversified portfolios from 1997 through 2000. Prior to joining Brandywine Global, he was with CoreStates Financial Corporation as an auditor (1992-1994). Mr. Kirby earned a B.S. in Finance from DeSales University.

Henry F. Otto, Managing Director & Portfolio Manager

Henry F. Otto serves as a portfolio manager for Brandywine Global's portion of the fund's assets. Mr. Otto is the founder and co-lead portfolio manager of Brandywine Global's Diversified Value Equity strategies. Prior to joining Brandywine Global in 1988, he was with Dimensional Fund Advisors, Inc., where he managed and traded small cap portfolios and developed computer systems to structure portfolios and analyze performance (1984-1987), and the Chicago Board of Trade as a financial economist developing financial-based futures and options (1982-1984). He earned both an M.B.A. in Finance and Economics and a B.A. in Economics from the University of Chicago. Mr. Otto is a member of Brandywine Global's Executive Board.

Steven M. Tonkovich, Managing Director & Portfolio Manager

Steven M. Tonkovich serves as a portfolio manager for Brandywine Global's portion of the fund's assets. Mr. Tonkovich is co-lead portfolio manager of Brandywine Global's Diversified Value Equity strategies. He plays an integral role in the team's continual refinement of the Diversified Value Equity investment process and the firm's ongoing research into value investing. Prior to joining Brandywine Global in 1989, he was with the Wharton School of the University of Pennsylvania as a research analyst in the Finance Department (1987-1989) and the Moore School of Electrical Engineering of the University of Pennsylvania as a research assistant (1986-1987). Mr. Tonkovich earned a B.S.E in Finance and Regional Science from the Wharton School. He is a member of Brandywine Global's Executive Board.

Directors and Officers

Information about the directors, principal executive officers and control persons of Brandywine Global is set forth below. Unless otherwise noted, the address of each of them is 2929 Arch Street, 8th Floor, Philadelphia, PA 19104. Legg Mason owns 100% of Brandywine Global.

DIRECTORS AND OFFICERS
Name	Position
Mark Paul Glassman	Executive Vice President and Chief Administrative Officer
Christopher D. Marzullo	Senior Counsel and Chief Compliance Officer
David Fenno Hoffman	Executive Vice President and Manager
Charles James Daley	Non-Employee Manager
David Roehner Odenath	Non-Employee Manager
CONTROL PERSONS
Name	Relationship
Legg Mason	Owns 100% of Brandywine Global

MATTERS CONSIDERED BY THE BOARD
IN APPROVING THE AGREEMENT WITH BRANDYWINE GLOBAL

At a meeting of the Trustees held December 3, 2009, the Trustees, including all of the Independent Trustees, unanimously voted to approve the Agreement with Brandywine Global. The Independent Trustees were separately represented by independent legal counsel in their consideration of the Agreement with Brandywine Global. In considering the Agreement with Brandywine Global, the Trustees reviewed a variety of materials relating to the Fund and Brandywine Global, including information regarding the nature, extent and quality of services to be provided by Brandywine Global under the Agreement. The Trustees, including the Independent Trustees, considered the best interests of the Fund and its shareholders and took into account all matters they deemed relevant.

The Trustees had been provided by Strategic Advisers with materials specifically relating to the Agreement with Brandywine Global and were given the opportunity to ask questions and request further information in connection with such consideration. The materials provided included the proposed form of Agreement, as well as information on the fees proposed to be paid by Strategic Advisers to Brandywine Global. The Trustees also took into account performance information regarding Brandywine Global and information about the qualifications and experience of Brandywine Global's personnel. In addition, the Trustees considered the financial condition of Brandywine Global and noted that, as of June 30, 2009, Brandywine Global managed approximately $26.3 billion in assets. In considering the Agreement with Brandywine Global, the Trustees also reviewed and approved Brandywine Global's compliance policies, including its code of ethics relating to personal securities transactions and its proxy voting guidelines.

The Trustees considered the investment philosophy, strategies and techniques intended to be used by Brandywine Global in managing its portion of Fund assets. Among other things, the Trustees considered biographical information on portfolio management and other professional staff, information about Brandywine Global's organizational and management structure, and information about Brandywine Global's brokerage policies and practices.

In considering the reasonableness of the sub-advisory fee payable to Brandywine Global by Strategic Advisers, the Trustees reviewed information comparing the Fund's management fee to fees charged by other funds in the Fund's mapped group and to the fees paid to the Fund's current sub-advisers. The Trustees also noted that Strategic Advisers and Brandywine Global had negotiated the Agreement and fee rates at arms' length and that Brandywine Global is not affiliated with Strategic Advisers. The Trustees noted that the sub-advisory fee paid to Brandywine Global will be paid by Strategic Advisers and that the maximum aggregate annual Management Fee paid to Strategic Advisers by the Fund will remain unchanged.

Conclusion. Based on its evaluation of all material factors, with no single factor being determinative and with each Trustee not necessarily attributing the same weight to each factor, the Trustees, including the Independent Trustees, with the advice of independent counsel, concluded that the approval of the Agreement on behalf of the Fund was in the best interests of the Fund and its shareholders. The Trustees also determined that the Agreement does not involve a conflict of interest from which Strategic Advisers or Pyramis derive an inappropriate advantage. The Trustees, including a majority of the Independent Trustees, voted to approve the Agreement with Brandywine Global on December 3, 2009.

SUMMARY OF AGREEMENT WITH LSV

The following is a summary of the Agreement with LSV and is qualified in its entirety by reference to the form of Agreement attached hereto as Exhibit B.

On December 3, 2009, pursuant to the "managers of managers" arrangement, the Board of Trustees approved the Agreement with LSV on behalf of the Fund. Strategic Advisers, on behalf of the fund, has entered into the Agreement with LSV dated December 3, 2009. Pursuant to the Agreement, LSV has day-to-day responsibility for choosing investments for the portion of assets of the Fund allocated to it by Strategic Advisers and for voting proxies for the Fund with respect to those investments.

Pursuant to the Agreement, LSV provides a program of continuous investment management for the portion of the Fund's assets allocated to it in accordance with the Fund's investment objective and policies as stated in the Fund's prospectus and statement of additional information filed with the SEC on Form N-1A, as amended and supplemented from time to time (the Registration Statement), and such other limitations as the Trust, the Fund, the Board or Strategic Advisers may impose with respect to the Fund. LSV will vote the Fund's proxies in accordance with LSV's proxy voting policies as approved by the Board. Strategic Advisers has granted LSV authority to invest and reinvest the assets of the Fund allocated to it by selecting the securities, instruments, repurchase agreements, financial futures contracts, options and other investments and techniques that the Fund may purchase, sell, enter into or use. For providing investment management services to the Fund, Strategic Advisers pays LSV a monthly asset-based fee out of its Management Fee.

The Agreement with LSV may be terminated on sixty days' written notice to LSV: (i) by the Trust, pursuant to (A) action by the Board or (B) the vote of the holders of a "majority" (as defined in the 1940 Act) of the shares of the Fund or (ii) by Strategic Advisers. The Agreement with LSV is terminable by LSV upon ninety days' written notice to Strategic Advisers and the Trust. In addition, the Agreement with LSV will terminate in the event of the termination of the Advisory Agreement with respect to the Fund. The Agreement will be terminated automatically in the event of its "assignment" (as defined in the 1940 Act).

A copy of the Agreement with LSV is provided as Exhibit B. Strategic Advisers pays all of LSV's sub-advisory fees under the Agreement. The maximum aggregate annual Management Fee payable by shareholders of the Fund will not be affected by the Agreement.

INFORMATION ABOUT LSV

Formed in 1994 as a partnership, LSV Asset Management (LSV), 1 North Wacker Drive, Suite 4000, Chicago, IL 60606, was established to provide domestic, international and global value equity investment management services for institutional investors utilizing the application of our proprietary quantitative models. As of November 30, 2009 LSV had assets under management of approximately $54.7 billion.

LSV is a partnership between LSV's founders, including Lakonishok Corporation, and management team, who together own 58% of the voting securities of LSV and SEI Funds, Inc. (SEI), 1 Freedom Valley Drive, Oaks, PA 19456, 610-676-1000, a wholly-owned subsidiary of SEI Investments, who owns 42% of the voting securities of LSV. As a venture capital partner, SEI provided initial working capital to LSV and is not involved in the day-to-day management of LSV. Lakonishok Corporation, 1 North Wacker Drive, Suite 4000, Chicago, IL 60606 owns of record 10% or more of the voting securities of LSV.

Investment Process

The fundamental premise on which LSV's investment philosophy is based is that superior long-term results can be achieved by systematically exploiting the judgmental biases and behavioral weaknesses that influence the decisions of many investors. These include: the tendency to extrapolate the past too far into the future, wrongly equating a good company with a good investment irrespective of price, ignoring statistical evidence and developing a "mindset" about a company.

The Large Cap Value Equity (U.S.) strategy is managed using quantitative techniques to select individual securities in a risk-controlled, bottom-up approach. Value factors and security selection dominate sector/industry factors as explanators of performance. LSV believes that the competitive strength of this strategy is that it avoids introducing to the process any judgmental biases and behavioral weaknesses that often influence investment decisions.

LSV's research and investment team has developed models through years of research in the areas of value investing, contrarian strategies and behavioral finance. LSV's roots in these areas of academic research form the core of its investment philosophy and continue to drive the evolution of the LSV models over time. LSV now employs its approach to manage strategies across global equity markets encompassing all capitalization ranges.

Portfolio Managers

Josef Lakonishok, Founding Partner, CEO and CIO

Josef Lakonishok is a Founding Partner, CEO and CIO of LSV Asset Management. Dr. Lakonishok has more than 30 years of investment and research experience. Dr. Lakonishok was, until 2004, the William G. Karnes Professor of Finance at the College of Commerce & Business Administration at the University of Illinois at Urbana-Champaign. Before that, he held staff and visiting professorships at Tel Aviv University, Cornell University, the University of North Carolina at Chapel Hill, and the University of British Columbia.

Dr. Lakonishok received a B.A. in Economics and Statistics from Tel Aviv University in 1970 and an M.B.A. from that university in 1972. He earned an M.S. in Business Administration in 1974 and a Ph.D. in Business Administration in 1976 from Cornell University.

Menno Vermeulen, CFA, Partner, Portfolio Manager and Senior Quantitative Analyst

Menno Vermeulen, CFA, is a Partner, Portfolio Manager and Senior Quantitative Analyst of LSV. Mr. Vermeulen has more than 18 years of investment experience. At LSV, Mr. Vermeulen has developed and written the software for our quantitative models and portfolio management system. He leads LSV's quantitative and implementation team, which is responsible for the day-to-day data management, portfolio implementation and ongoing enhancement of our models and systems. Mr. Vermeulen is also involved in the research process at LSV.

Prior to joining LSV, he worked at ABP, the largest pension plan in Europe and one of the largest in the world. At ABP, Mr. Vermeulen was responsible for the development and implementation of quantitative active investment strategies. In this capacity, he built the database and conducted research that led to a quantitative tactical country allocation model. Mr. Vermeulen developed and wrote the PC-based software to implement, update and maintain this model. He was also the Portfolio Manager and responsible for implementing this strategy with futures. Mr. Vermeulen holds a masters degree in Econometrics from Erasmus University at Rotterdam.

Puneet Mansharamani, CFA, Partner, Portfolio Manager and Quantitative Analyst

Puneet Mansharamani, CFA, is a Partner, Portfolio Manager and Quantitative Analyst of LSV. Mr. Mansharamani has more than 11 years of investment experience. At LSV, Mr. Mansharamani is part of the quantitative and implementation team, which is responsible for the day-to-day data management, portfolio implementation and ongoing enhancement of our models and systems.

Prior to joining LSV, Mr. Mansharamani was an Analyst at Institutional Trust National City Corporation. His responsibilities included project management, systems development and designing financial and analytical applications for the Worldwide Web. Prior to this experience, Mr. Mansharamani was a Systems Consultant for Maximations, Inc. where he was responsible for systems development and programming Mainframe and databases used to calculate revenue streams as well as executive reporting. Mr. Mansharamani was also a Systems Analyst for Case Western Reserve University. Mr. Mansharamani earned a B.S. in Engineering from Delhi University, Delhi College of Engineering in 1995 and an M.S. in Engineering at Case Western Reserve University, Case School of Engineering (2001).

Directors and Officers

Information about the directors, principal executive officers and control persons of LSV is set forth below. Unless otherwise noted, the address of each of them is 1 North Wacker Drive, Suite 4000, Chicago, IL 60606. SEI owns 42% of LSV.

DIRECTORS AND OFFICERS
Name	Position
Tremaine Atkinson	Chief Operating Officer Chief Compliance Officer
Josef Lakonishok	Chief Executive Officer Chief Investment Officer
CONTROL PERSONS
Name	Relationship
SEI Funds Inc	Owns 42% of LSV and is a wholly owned subsidiary of SEI Investments Company

LSV acts as investment adviser to the LSV Value Equity Fund, a fund with a strategy similar to that of the Fund. As of November 30, 2009 the LSV Value Equity Fund had assets of $1,685 million. LSV receives an investment advisory fee of 0.55% from the LSV Value Equity Fund.

MATTERS CONSIDERED BY THE BOARD
IN APPROVING THE AGREEMENT WITH LSV

At a meeting of the Trustees held December 3, 2009, the Trustees, including all of the Independent Trustees, unanimously voted to approve the Agreement with LSV. The Independent Trustees were separately represented by independent legal counsel in their consideration of the Agreement with LSV. In considering the Agreement with LSV, the Trustees reviewed a variety of materials relating to the Fund and LSV, including information regarding the nature, extent and quality of services to be provided by LSV under the Agreement. The Trustees, including the Independent Trustees, considered the best interests of the Fund and its shareholders and took into account all matters they deemed relevant.

The Trustees had been provided by Strategic Advisers with materials specifically relating to the Agreement with LSV and were given the opportunity to ask questions and request further information in connection with such consideration. The materials provided included the proposed form of Agreement, as well as information on the fees proposed to be paid by Strategic Advisers to LSV. The Trustees also took into account performance information regarding LSV and information about the qualifications and experience of LSV's personnel. In addition, the Board of Trustees considered the financial condition of LSV and noted that, as of June 30, 2009, LSV managed approximately $43.1 billion in assets. In considering the Agreement with LSV, the Board of Trustees also reviewed and approved LSV's compliance policies, including its code of ethics relating to personal securities transactions and its proxy voting guidelines.

The Trustees considered the investment philosophy, strategies and techniques intended to be used by LSV in managing its portion of Fund assets. Among other things, the Trustees considered biographical information on portfolio management and other professional staff, information about LSV's organizational and management structure, and information about LSV's brokerage policies and practices.

In considering the reasonableness of the sub-advisory fee payable to LSV by Strategic Advisers, the Trustees reviewed information comparing the Fund's management fee to fees charged by other funds in the Fund's mapped group and to the fees paid to the Fund's current sub-advisers. The Trustees also noted that Strategic Advisers and LSV had negotiated the Agreement and fee rates at arms' length and that LSV is not affiliated with Strategic Advisers. The Trustees considered that the Agreement requires Strategic Advisers to allocate LSV a minimum amount of the Fund's assets by March 31, 2010, and that if Strategic Advisers does not meet the required allocation target, LSV may choose to terminate the agreement upon ninety (90) days' written notice. Strategic Advisers is not required to maintain any allocation to LSV after March 31, 2010 and may choose to terminate the agreement on sixty (60) days' written notice. The Trustees noted that the sub-advisory fee paid to LSV will be paid by Strategic Advisers and that the maximum aggregate annual Management Fee paid to Strategic Advisers by the Fund will remain unchanged.

Conclusion. Based on its evaluation of all material factors, with no single factor being determinative and with each Trustee not necessarily attributing the same weight to each factor, the Trustees, including the Independent Trustees, with the advice of independent counsel, concluded that the approval of the Agreement on behalf of the Fund was in the best interests of the Fund and its shareholders. The Trustees also determined that the Agreement does not involve a conflict of interest from which Strategic Advisers or Pyramis derive an inappropriate advantage. The Trustees, including a majority of the Independent Trustees, voted to approve the Agreement with LSV on December 3, 2009.

MANAGEMENT INFORMATION ABOUT STRATEGIC ADVISERS

The principal business address of Strategic Advisers, the Fund's investment adviser and Fidelity Distributors Corporation (FDC), the Fund's principal underwriter and distribution agent, is 82 Devonshire Street, Boston, Massachusetts, 02109.

PORTFOLIO TRANSACTIONS

Strategic Advisers has granted investment management authority of the fund to each sub-adviser of the Fund. Each sub-adviser is authorized to provide the services described in its respective sub-advisory agreement, and will do so in accordance with the policies described in this section.

All orders for the purchase or sale of portfolio securities are placed on behalf of the Fund by each sub-adviser pursuant to authority contained in its respective sub-advisory agreement. Each sub-adviser may also be responsible for the placement of portfolio transactions for other investment companies and investment accounts for which each sub-adviser or its affiliates have investment discretion.

Purchases and sales of equity securities on a securities exchange or OTC are effected through brokers who receive compensation for their services. Generally, compensation relating to securities traded on foreign exchanges will be higher than compensation relating to securities traded on U.S. exchanges and may not be subject to negotiation. Compensation may also be paid in connection with principal transactions (in both OTC securities and securities listed on an exchange) and agency OTC transactions executed with an electronic communications network (ECN) or an alternative trading system. Equity securities may be purchased from underwriters at prices that include underwriting fees.

Purchases and sales of fixed-income securities are generally made with an issuer or a primary market-maker acting as principal. Although there is no stated brokerage commission paid by the Fund for any fixed-income security, the price paid by the Fund to an underwriter includes the disclosed underwriting fee and prices in secondary trades usually include an undisclosed dealer commission or markup reflecting the spread between the bid and ask prices of the fixed-income security.

The Trustees of the Fund periodically review the sub-advisers' performance of their responsibilities in connection with the placement of portfolio transactions on behalf of the Fund. The Trustees also review the compensation paid by the Fund over representative periods of time to determine if it was reasonable in relation to the benefits to the Fund.

Brandywine Global

All orders for the purchase or sale of portfolio securities for the portion of assets of the Fund managed by Brandywine Global are placed on behalf of the Fund by Brandywine Global pursuant to authority contained in the Agreement with Brandywine Global.

As a sub-adviser to the Fund, Brandywine Global seeks to obtain the most favorable total cost or proceeds in the execution of portfolio transactions. Brandywine Global considers a number of factors in determining broker selection including but not limited to: order size, price of the security, execution difficulty of the transaction, liquidity of the security, market and exchange conditions, order flow information, speed of execution desired, value of brokerage and research services provided and commission cost. The commission paid may not always reflect the lowest commission available in the market at a given point in time.  Brandywine Global may receive research services from a broker in connection with initiating portfolio transactions for the Fund. Such research may be available for the benefit of other accounts managed by Brandywine Global.  Brandywine Global utilizes research, research-related products and other brokerage services provided to the firm on a third party research commission basis. Brandywine Global seeks to operate within the safe harbor of Section 28(e) of the Securities Exchange Act of 1934.  In accordance with that safe harbor, Brandywine Global may execute client portfolio transactions through broker-dealers who provide research and brokerage services to Brandywine Global if Brandywine Global determines that the commissions paid are reasonable in relation to the research or brokerage services received.  Trading strategy is determined on Brandywine Global's trading desk after order review by the portfolio managers and traders. The portfolio managers and traders analyze brokerage and execution results through review of trading reports available through proprietary Brandywine Global systems and a third-party transaction review provider.

LSV

All orders for the purchase or sale of portfolio securities for the portion of assets of the Fund managed by LSV are placed on behalf of the Fund by LSV pursuant to authority contained in the Agreement with LSV.

In selecting brokers for transactions, LSV uses its best judgment to choose the broker most capable of providing the brokerage services necessary to obtain the best available price and most favorable execution, i.e., the price and commission which provides the most favorable total cost and proceeds reasonably obtainable under the circumstances. The full range and quality of brokerage services available will be considered in making these determinations. For example, brokers may be selected on the basis of their ability to provide certain services related to the requirements of the specific transaction, such as the following: the ability to match up natural order flow; the ability to control anonymity; timing or price limits; the quality of the back office; commission rates; use of automation; or the ability to provide information relating to the particular transaction. LSV periodically evaluates the quality of these brokerage services as provided by various firms.

LSV does not consider itself obligated to choose the broker offering the lowest available commission rate if, in its best judgment, there is a risk that the total cost or proceeds from the transaction might be less favorable than obtainable elsewhere. LSV keeps informed of rate structures offered by the brokerage community. In the selection of brokers, LSV does not solicit competitive bids or "shop" the order for a lower rate if this would, in its best judgment, be harmful to the execution process and not in the best interest of its clients.

LSV may be in the position of buying or selling the same security for a number of its clients at roughly the same time. When effecting trades on an aggregated basis, LSV is required to allocate aggregated trades promptly and fairly. Securities purchased or proceeds of securities sold through aggregated orders on a particular trading day shall be allocated to the account of each portfolio managed by LSV that bought or sold such securities at the average execution price achieved on that particular trading day. If less than the total of the aggregated orders is executed on a particular trading day, purchased securities or proceeds are generally allocated pro rata among the participating portfolios in proportion to their planned participation in the aggregated orders subject to cash and round lot trading considerations. Further, in the event not all portfolios are allocated the entire number of securities sought to be bought or sold on behalf of such portfolio, it is possible no portfolio will be deemed to have purchased or sold the entire number of securities sought to be purchased or sold in such portfolio. Aggregation may work on some occasions to the client's disadvantage.

OTHER INFORMATION

Brokerage. The following table shows the aggregate value of the securities of the regular broker or dealer or parent company held by the Fund as of the fiscal year ended May 31, 2009.

Fund	Regular Broker or Dealer	Aggregate Value of Securities Held
Fidelity Strategic Advisers Value	The Bank of New York Mellon Corp.	$ 3,583,620
	Goldman Sachs Group, Inc.	$ 8,163,000
	JPMorgan Chase & Co.	$ 14,022,959
	Morgan Stanley	$ 888,376

Outstanding Shares and Ownership of Shares. Shares of the Fund issued and outstanding as of November 30, 2009 are indicated in the following table:

Fund	# of Shares
Fidelity Strategic Advisers Value Fund	47,304,698.108

As of November 30, 2009, the Trustees and officers of the Trust owned, in the aggregate, less than 1% of the Fund's outstanding shares.

To the knowledge of the Trust, no other shareholder owned of record or beneficially more than 5% of the outstanding shares of the Fund on that date.

Shareholder Proposals. The Trust does not hold regularly scheduled meetings of shareholders of the Fund. Any shareholder proposal for a shareholder meeting must be presented to the Trust within a reasonable time before proxy materials for such meeting are sent to shareholders.

Annual Report. For a free copy of the Fund's annual report for the fiscal year ended May 31, 2009 and semi-annual report for the period ended November 30, 2009, call 1-800-544-3455 or write to Fidelity Distributors Corporation at 82 Devonshire Street, Boston, Massachusetts 02109.

NOTICE TO BANKS, BROKER-DEALERS
AND VOTING TRUSTEES AND THEIR NOMINEES

Please advise the Trust, in care of Fidelity Investments Institutional Operations Company, Inc., 100 Salem St., Smithfield, RI, 02197, whether other persons are beneficial owners of shares for which the Information Statement is being mailed and, if so, the number of copies of the Information Statement and Annual and Semiannual Reports you wish to receive in order to supply copies to the beneficial owners of the respective shares.

EXHIBIT A

INVESTMENT SUB-ADVISORY AGREEMENT
AMONG
STRATEGIC ADVISERS, INC.,
BRANDYWINE GLOBAL INVESTMENT MANAGEMENT, LLC
AND
FIDELITY COMMONWEALTH TRUST II

AGREEMENT, made this 3rd day of December, 2009 among Fidelity Commonwealth Trust II ("Trust"), a Delaware statutory trust, on behalf of Fidelity Strategic Advisers Value Fund (the "Fund"), Strategic Advisers, Inc. ("Adviser"), a Massachusetts corporation, and Brandywine Global Investment Management, LLC ("Sub-Adviser"), a Delaware Limited Liability Company.

WHEREAS, the Trust is registered as an open-end management investment company under the Investment Company Act of 1940, as amended ("1940 Act");

WHEREAS, the Adviser and the Sub-Adviser are each registered as an investment adviser under the Investment Advisers Act of 1940, as amended ("Advisers Act");

WHEREAS, the Trust has retained the Adviser to render investment advisory services to the Trust, on behalf of the Fund, pursuant to a Management Contract dated December 4, 2008, as may be amended from time to time ("Advisory Agreement");

WHEREAS, the Advisory Agreement authorizes the Adviser to delegate to one or more other investment advisers any or all of the Adviser's duties and obligations under the Advisory Agreement; and

WHEREAS, the Trust and the Adviser wish to retain the Sub-Adviser to render certain investment advisory services to the Fund with respect to the portion of the Fund's assets allocated to the Sub-Adviser, as determined from time to time by the Adviser, and the Sub-Adviser is willing to render such services.

NOW, THEREFORE, in consideration of the promises and mutual covenants herein contained, it is agreed among the Adviser, the Sub-Adviser and the Trust as follows:

1. Appointment

The Trust and the Adviser hereby appoint the Sub-Adviser to act as investment sub-adviser to the Fund with respect to the portion of the Fund's assets allocated, from time to time, by the Adviser to the Sub-Adviser (the "Portfolio"), for the periods and on the terms set forth herein. The Sub-Adviser accepts the appointment and agrees to furnish the services set forth herein for the compensation provided in Section 7 of this Agreement.

2. Services and Duties of Investment Sub-Adviser

Subject to the general supervision and oversight of the Adviser and the Board of Trustees of the Trust (the "Board"), the Sub-Adviser will:

(a) provide a program of continuous investment management for the Portfolio in accordance with the Fund's investment objective and policies as stated in the Fund's prospectus and statement of additional information filed with the Securities and Exchange Commission ("SEC") on Form N-1A, as amended and supplemented from time to time (the "Registration Statement"), and such other limitations as the Trust, the Fund, the Board or the Adviser may impose with respect to the Portfolio by notice to the Sub-Adviser;

(b) invest and reinvest the assets of the Portfolio by selecting the securities, instruments, repurchase agreements, financial futures contracts, options and other investments and techniques that the Fund may purchase, sell, enter into or use in respect of the Portfolio;

(c) oversee the placement of purchase and sale orders on behalf of the Fund in respect of the Portfolio;

(d) employ portfolio managers to make investment decisions and securities analysts to provide research services to the Fund in respect of the Portfolio;

(e) subject to the understanding set forth in Section 10(a)(1) of this Agreement, vote all proxies solicited by or with respect to the issuers of securities in which the assets of the Portfolio may be invested in accordance with the Sub-Adviser's proxy voting policies and procedures and in a manner that complies with applicable law; maintain records of all proxies voted on behalf of the Fund in respect of the Portfolio; and provide information to the Trust, the Adviser or their designated agent in a manner that is sufficiently complete and timely to ensure the Trust's compliance with its filing obligations under Rule 30b1-4 of the 1940 Act;

(f) maintain books and records with respect to the Fund's securities transactions in respect of the Portfolio, in accordance with applicable laws, rules and regulations; and

(g) to the extent reasonably requested by the Adviser or officers of the Fund, cooperate with and provide reasonable assistance to the Adviser and the Trust's other service providers by (1) keeping them fully informed as to such matters that they may reasonably deem necessary with respect to the performance of their obligations to the Fund, (2) providing prompt responses to reasonable requests for information or assistance, and (3) establishing appropriate processes to promote the efficient exchange of information.

In providing those services, the Sub-Adviser will provide the Adviser and the Fund with an ongoing and continuous investment program in respect of the Portfolio. In addition, the Sub-Adviser will furnish the Adviser and/or the Fund with statistical information as the Adviser and/or the Fund may reasonably request with respect to the securities or other investments in which the assets of the Portfolio may be invested.

The Sub-Adviser further agrees that, in performing its duties hereunder, it will:

(h) comply in all material respects with the applicable sections of (1) the 1940 Act and the Advisers Act and all rules and regulations thereunder and any other applicable federal and state laws and regulations, (2) the rules and regulations of the Commodities Futures Trading Commission, (3) the Internal Revenue Code of 1986, as amended ("Code"), (4) the investment objectives, strategies, policies, limitations and restrictions of the Fund as described in the Registration Statement, (5) the Trust's Trust Instrument and By-Laws or other organizational documents of the Trust and (6) any written instructions of the Adviser or the Board;

(i) manage the assets of the Portfolio in a manner that the Fund will comply with the following requirements of the Code and regulations issued thereunder: section 851(b)(2) and section 851(b)(3) (and, if applicable, section 817(h)); provided, however, that with respect to the 10% voting securities test contained in section 851(b)(3)(A)(ii), the Sub-Adviser will comply with such requirements as the Trust, the Fund or its Adviser shall furnish to the Sub-Adviser from time to time;

(j) keep the Adviser and/or the Board informed of developments materially affecting the Fund's portfolio;

(k) make available to the Board, the Adviser, the Trust's Chief Compliance Officer ("CCO") and the Trust's administrator, promptly upon their request, such copies of its records with respect to the Fund as may be required to assist in their compliance with applicable laws and regulations. As reasonably requested by the Board or the Adviser, the Sub-Adviser will complete periodic or special questionnaires and furnish to the Board and/or the Adviser such periodic and special reports regarding the Fund and the Sub-Adviser including, but not limited to, reports concerning transactions and performance of the Portfolio, quarterly and annual compliance reports and certifications, quarterly tax compliance worksheets, reports regarding compliance with the Trust's procedures pursuant to Rules 17e-1, 17a-7, 10f-3 and 12d3-1 under the 1940 Act (as applicable), fundamental investment restrictions, procedures for opening brokerage accounts and commodity trading accounts, liquidity determinations for securities or other instruments held by the Portfolio such as, among others, securities purchased pursuant to Rule 144A and 4(2) commercial paper, compliance with the Sub-Adviser's Code of Ethics, and such other procedures or requirements that the Adviser may reasonably request from time to time;

(l) make available to the Board and the Adviser at reasonable times its portfolio managers and other appropriate personnel as mutually agreed by the Adviser and Sub-Adviser, either in person or, at the mutual convenience of the Board, the Adviser and the Sub-Adviser, by telephone, in order to review the investment policies, performance and other matters relating to the management of the Fund;

(m) review draft reports to shareholders, registration statements or portions thereof that relate to the Portfolio or the Sub-Adviser and other documents provided to the Sub-Adviser, provide comments on such drafts on a timely basis, and provide certifications or sub-certifications on a timely basis as to the accuracy of the information contained in such reports or other documents;

(n) use no material, non-public information concerning portfolio companies that may be in its possession or the possession of any of its affiliates, nor will the Sub-Adviser seek to obtain any such information, in providing investment advice or investment management services to the Fund;

(o) promptly notify the Trust, the Adviser and the Board in the event that the Sub-Adviser or any of its affiliates becomes aware that the Sub-Adviser: (i) is subject to a statutory disqualification that prevents the Sub-Adviser from serving as investment adviser pursuant to this Agreement; (ii) fails to be registered as an investment adviser under the Advisers Act or under the laws of any jurisdiction in which the Sub-Adviser is required to be registered as an investment adviser in order to perform its obligations under this Agreement; (iii) is the subject of an administrative proceeding or enforcement action by the SEC or other regulatory authority; or (iv) is served or otherwise receives notice of any action, suit, proceeding, inquiry or investigation, at law or in equity, before or by any court, public board or body, or governmental authority, involving the affairs of the Trust or the Adviser or their affiliates; or is involved in any pending litigation or administrative proceeding directly relating to the Trust or the Advisers brought against the Sub-Adviser or any of its management persons (as defined in Rule 206(4)-4 under the Advisers Act). The Sub-Adviser further agrees to notify the Trust and the Adviser promptly of any material fact known to the Sub-Adviser respecting or relating to the Sub-Adviser that is not contained in the Trust's Registration Statement, as amended and supplemented from time to time, regarding the Fund, or any amendment or supplement thereto, but that is required to be disclosed therein, and of any statement contained therein that becomes untrue in any material respect. The Sub-Adviser will promptly notify the Trust, the Adviser and the Board if its chief executive officer or any member of the portfolio management team named in the Registration Statement for the Fund changes, or if there is an actual change in control or management of the Sub-Adviser within the meaning of Rules 2a-6 and 202(a)(1)-1 under the 1940 Act and Advisers Act, respectively;

(p) not disclose information regarding Portfolio or Fund characteristics, trading history, portfolio holdings, performance information or any other related information to any third-party, except in compliance with the Trust's policies on disclosure of portfolio holdings;

(q) provide the Adviser, the Trust or the Board with such information and assurances (including certifications and sub-certifications) as the Adviser, the Trust or the Board may reasonably request from time to time in order to assist the Adviser, the Trust or the Board in complying with applicable laws, rules and regulations, including requirements in connection with the preparation and/or filing of the Fund's Form N-CSRs and Form N-Qs;

(r) provide assistance to the Adviser, custodian or recordkeeping agent for the Trust in determining or confirming, consistent with the procedures and policies stated in the Registration Statement, the value of any portfolio securities or other assets of the Fund for which the Adviser, custodian or recordkeeping agent seeks assistance from the Sub-Adviser or identifies for review by the Sub-Adviser. This assistance includes (but is not limited to): (i) designating and providing access to one or more employees of the Sub-Adviser who are knowledgeable about the security/issuer, its financial condition, trading and/or other relevant factors for valuation, which employees shall be available for consultation when the Board's Valuation Committee convenes; (ii) assisting the Adviser or the custodian in obtaining bids and offers or quotes from broker/dealers or market-makers with respect to securities held by the Fund, upon the reasonable request of the Adviser or custodian; (iii) upon the request of the Adviser or the custodian, confirming pricing and providing recommendations for fair valuations; and (iv) maintaining adequate records and written backup information with respect to the securities valuation assistance provided hereunder, and providing such information to the Adviser or the Trust upon request, with such records being deemed Fund records;

(s) not consult with any other investment sub-adviser of the Trust (if any), or with the sub-adviser to any other investment company (or separate series thereof) managed by the Adviser concerning the Fund's transactions in securities or other assets, except for purposes of complying with the conditions of Rule 12d3-1(a) and (b) under the 1940 Act, and, to the extent that multiple sub-advisers may be engaged to provide services to the Fund, the Sub-Adviser shall be responsible for providing investment advisory services only with respect to the Portfolio allocated to the Sub-Adviser by the Adviser; and

(t) provide the Trust and the Adviser with a copy of its Form ADV as most recently filed with the SEC, notify the Adviser on a quarterly basis of any amendments to the Sub-Adviser's Form ADV and furnish a copy of such amendments to the Trust and the Adviser; and provide the Trust and the Adviser with a copy of its Form ADV Part II as updated from time to time.

3. Brokerage

The Sub-Adviser may place orders pursuant to its investment determinations for the Fund directly with the issuers of the securities, or with brokers or dealers selected by the Sub-Adviser. The Sub-Adviser may, in respect of the Portfolio, open and maintain brokerage accounts of all types on behalf of and in the name of the Fund. The Sub-Adviser may enter into standard customer agreements with brokers and direct payments of cash, cash equivalents and securities and other property into such brokerage accounts as the Sub-Adviser deems desirable or appropriate. In selecting brokers or dealers to execute transactions on behalf of the Fund, the Sub-Adviser will use its best efforts to seek the best overall terms available. In assessing the best overall terms available for the Fund transaction, the Sub-Adviser will consider all factors it deems relevant, including, but not limited to, the breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker or dealer and the reasonableness of the commission, if any, for the specific transaction and on a continuing basis. In selecting broker-dealers to execute a particular transaction, and in evaluating the best overall terms available, the Sub-Adviser is authorized to consider the brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934, as amended (the "1934 Act")) provided to the Fund and/or other accounts over which the Sub-Adviser or its affiliates exercise investment discretion. The parties hereto acknowledge that it is desirable for the Trust that the Sub-Adviser have access to supplemental investment and market research and security and economic analysis provided by broker-dealers who may execute brokerage transactions at a higher cost to the Fund than may result when allocating brokerage to other brokers on the basis of seeking the most favorable price and efficient execution. Therefore, the Sub-Adviser may cause the Fund to pay a broker-dealer that furnishes brokerage and research services a higher commission than that which might be charged by another broker-dealer for effecting the same transaction, provided that the Sub-Adviser determines in good faith that such commission is reasonable in relation to the value of the brokerage and research services provided by such broker-dealer, viewed in terms of either the particular transaction or the overall responsibilities of the Sub-Adviser to the Fund in compliance with Section 28(e) of the 1934 Act. It is understood that the services provided by such brokers may be useful to the Sub-Adviser in connection with the Sub-Adviser's services to other clients. In accordance with Section 11(a) of the 1934 Act and Rule 11a2-2(T) thereunder and subject to any other applicable laws and regulations, the Sub-Adviser and its affiliates are authorized to effect portfolio transactions for the Fund and to retain brokerage commissions on such transactions. The Sub-Adviser may, but shall not be obligated to, aggregate or bunch orders for the purchase or sale of securities for the Fund with orders for its other clients where: (i) such aggregation or bunching of orders is not inconsistent with the Fund's investment objectives, policies and procedures, (ii) the allocation of the securities so purchased or sold, as well as the allocation of expenses incurred in any such transaction, shall be made by the Sub-Adviser in a manner that complies with the trade allocation policies and procedures approved by the Board and is fair and equitable in the judgment of the Sub-Adviser and is consistent with the Sub-Adviser's fiduciary obligations to the Fund and each of its other clients.

4. Books, Records and Regulatory Filings

(a) The Sub-Adviser agrees to maintain and to preserve for the applicable periods any such records as are required to be maintained by the Sub-Adviser with respect to the Fund by the 1940 Act and rules adopted thereunder, and by any other applicable laws, rules and regulations. The Sub-Adviser further agrees that all records that it maintains for the Fund are the property of the Fund and it will promptly surrender any of such records upon request; provided, however, that the Sub-Adviser shall retain copies of such records at least for the applicable periods they are required by law to be retained.

(b) The Sub-Adviser agrees that it shall furnish to regulatory authorities having the requisite authority any information or reports in connection with its services hereunder that may be requested in order to determine whether the operations of the Fund are being conducted in accordance with applicable laws, rules and regulations.

(c) The Sub-Adviser shall make all filings with the SEC required of it pursuant to Section 13 of the 1934 Act with respect to its duties as are set forth herein. The Sub-Adviser also shall make all required filings on Schedule 13D or 13G and Form 13F (as well as other filings triggered by ownership in securities under other applicable laws, rules and regulations) in respect of the Portfolio as may be required of the Fund due to the activities of the Sub-Adviser. The Sub-Adviser shall be the sole filer of Form 13F with respect to the Portfolio of the Fund.

5. Class Action Filings

The Sub-Adviser is not responsible for making any class action filings on behalf of the Trust.

6. Standard of Care, Limitation of Liability and Indemnification

(a) The Sub-Adviser shall exercise its best judgment in rendering the services under this Agreement. The Sub-Adviser shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Trust, the Adviser or the Fund, or affiliated persons of the Adviser or the Fund (collectively, the "Adviser Indemnitees") in connection with the matters to which this Agreement relates except a loss resulting from the Sub-Adviser's willful misfeasance, bad faith or gross negligence in the performance of its obligations and duties, or by reason of its reckless disregard of its obligations and duties, under this Agreement; provided, however, that nothing herein shall be deemed to protect or purport to protect the Sub-Adviser against any liability to the Adviser Indemnitees for, and the Sub-Adviser shall indemnify and hold harmless the Adviser Indemnitees from, any and all claims, losses, expenses, obligations and liabilities (including reasonable attorney's fees) to which any of the Adviser Indemnitees may become subject arising out of or resulting from (i) the Sub-Adviser causing the Fund to be in violation of any applicable federal or state law, rule or regulation or any investment policy or restriction set forth in the Fund's current Registration Statement or the most current written guidelines, policies or instruction provided in writing by the Board or the Adviser, (ii) the Sub-Adviser causing the Fund to fail to satisfy the requirements set forth in Section 2(i) hereof, (iii) any untrue statement of a material fact contained in the Registration Statement, proxy materials, reports, advertisements, sales literature, or other materials pertaining to the Sub-Adviser or the Portfolio managed by the Sub-Adviser or the omission to state therein a material fact known to the Sub-Adviser that was required to be stated therein or necessary to make the statements therein not misleading, if such statement or omission was made in reliance upon information furnished to the Adviser or the Trust by the Sub-Adviser for use therein, or (iv) a breach of this Agreement by the Sub-Adviser. In addition, the Sub-Adviser shall indemnify and hold harmless the Trust and the Fund from any and all claims, losses, expenses, obligations and liabilities (including reasonable attorney's fees) to which either the Trust or the Fund may become subject directly arising out of or resulting from a breach of fiduciary duty by the Sub-Adviser under Section 36(b) of the 1940 Act with respect to the receipt of compensation for its services under this Agreement. Notwithstanding the foregoing, nothing contained in this Agreement shall constitute a waiver or limitation of rights that the Trust or the Fund may have under federal or state securities laws.

(b) The Sub-Adviser is hereby expressly put on notice of the limitation of shareholder liability as set forth in the Trust Instrument or other organizational document of the Trust and agrees that any obligations of the Trust or the Fund arising in connection with this Agreement shall be limited in all cases to the Fund and its assets, and the Sub-Adviser shall not seek satisfaction of any such obligation from any other fund of the Trust or the shareholders or any individual shareholder of the Fund. Nor shall the Sub-Adviser seek satisfaction of any such obligation from the trustees of the Trust (each, a "Trustee" and, together, the "Trustees") or any individual Trustee or any officers.

(c) As used in this Section 6, the term "Sub-Adviser" shall include any officers, directors, employees, independent contractors or other affiliates of the Sub-Adviser performing services with respect to the Fund.

(d) The Adviser agrees to indemnify and hold harmless the Sub-Adviser from and against any and all claims, losses, expenses, obligations and liabilities (including reasonable attorney's fees) to which the Sub-Adviser may become subject directly arising out of or resulting from, the Adviser's willful misfeasance, bad faith or gross negligence in the performance of its obligations and duties under this Agreement, or by reason of its reckless disregard of its obligations and duties under this Agreement.

7. Compensation

The Sub-Adviser shall be compensated for the services rendered pursuant to this Agreement in accordance with the terms set forth on Schedule A attached hereto.

8. Expenses

The Sub-Adviser will bear all expenses in connection with the performance of its services under this Agreement, excluding those costs of the Fund associated with brokerage activities. The Sub-Adviser shall bear all expenses and costs of the Trust (including reasonable attorney's fees), if any, arising out of a termination or possible termination of this Agreement as a result of an assignment caused by a change of control or management of the Sub-Adviser, including the preparation and mailing of an information statement to shareholders pursuant to a "manager-of-managers" exemptive order from the SEC, or the preparation, mailing, solicitation and other costs associated with the use of a proxy statement relating to a shareholder vote in respect of a new sub-advisory agreement. The foregoing obligations of the Sub-Adviser shall apply in any circumstance in which the Adviser, in consultation with internal or outside counsel to the Trust, deems that an actual or possible assignment of this Agreement has or may occur, and determines that an information statement should be used, or a vote of shareholders should be obtained, as the case may be.

9. Services to Other Companies or Accounts

The investment advisory services of the Sub-Adviser to the Fund under this Agreement are not to be deemed exclusive, and the Sub-Adviser shall be free to render similar services to other investment companies and clients (whether or not their investment objective and policies are similar those of the Fund) and to engage in other activities, provided that such other services and activities do not interfere with or impair the Sub-Adviser's ability to fulfill its duties and obligations under this Agreement. If the Sub-Adviser provides any advice to its clients concerning investment in the shares of the Fund, the Sub-Adviser shall act solely for such clients in that regard and not in any way on behalf of the Adviser, the Trust or the Fund.

10. Compliance Matters

(a) The Sub-Adviser understands and agrees that it is a "service provider" to the Trust as contemplated by Rule 38a-1 under the 1940 Act. As such, the Sub-Adviser agrees to cooperate fully with the Adviser and the Trust and its Trustees and officers, including the Trust's CCO, with respect to (i) any and all compliance-related matters, and (ii) the Trust's efforts to assure that each of its service providers adopts and maintains policies and procedures that are reasonably designed to prevent violation of the "federal securities laws" (as that term is defined by Rule 38a-1) by the Trust, the Adviser and the Sub-Adviser. In this regard, the Sub-Adviser shall:

(1) submit to the Board for its consideration and approval, prior to the effective date of this Agreement, the Sub-Adviser's compliance program, it being understood that the Sub-Adviser's obligation under Section 2(e) of this Agreement to vote all proxies solicited by or with respect to the issuers of securities in which the assets of the Portfolio may be invested shall be subject to the fulfillment of the condition that the Board approve the Sub-Adviser's proxy voting polices and procedures;

(2) submit annually (and at such other times as the Trust may reasonably request) to the Trust's CCO and the Adviser for consideration by the Board, a report discussing the adequacy and effectiveness of the Sub-Adviser's compliance program, and fully describing any material amendments to such compliance program since the most recent such report;

(3) provide periodic reports and certifications concerning the Sub-Adviser's compliance program and special reports in the event of material compliance matters;

(4) provide the Adviser and the Trust and its Trustees and officers with reasonable access to information regarding the Sub-Adviser's compliance program, which access shall include on-site visits with the Sub-Adviser as may be reasonably requested from time to time;

(5) permit the Adviser and the Trust and its Trustees and officers to maintain an active working relationship with the Sub-Adviser's compliance personnel by, among other things, providing the Adviser and the Trust's CCO and other officers with a specified individual within the Sub-Adviser's organization to discuss and address compliance-related matters;

(6) provide the Adviser and its chief compliance officer and the Trust and its Trustees and officers, including the Trust's CCO, with such certifications as may be reasonably requested; and

(7) reasonably cooperate with any independent registered public accounting firm engaged by the Trust, ensure that all reasonably necessary information and the appropriate personnel are made available to such independent registered public accounting firm, and to support the expression of the independent registered public accounting firm's opinion.

(b) The Sub-Adviser represents, warrants and covenants that it has implemented and shall maintain a compliance program in accordance with the requirements of Rule 206(4)-7 under the Advisers Act.

11. Duration and Termination

(a) This Agreement shall be effective immediately as of the date set forth above and shall continue in effect for two years from its effective date with respect to the Fund, unless sooner terminated as provided herein, and shall continue year to year thereafter, provided each continuance is specifically approved at least annually by (i) the vote of a majority of the Trustees or (ii) a vote of a "majority" (as defined in the 1940 Act) of the Fund's outstanding voting securities, provided that in either event the continuance is also approved by a majority of the Trustees who are neither (A) parties to this Agreement nor (B) "interested persons" (as defined in the 1940 Act) of any party to this Agreement, by vote cast in person (to the extent required by the 1940 Act) at a meeting called for the purpose of voting on such approval.

(b) This Agreement is terminable with respect to the Fund, without penalty, on sixty (60) days' written notice to the Sub-Adviser: (i) by the Trust, pursuant to (A) action by the Board or (B) the vote of the holders of a "majority" (as defined in the 1940 Act) of the shares of the Fund or (ii) by the Adviser. This Agreement is terminable with respect to the Fund, without penalty, by the Sub-Adviser upon ninety (90) days' written notice to the Adviser and the Trust. In addition, this Agreement will terminate with respect to the Fund in the event of the termination of the Advisory Agreement with respect to the Fund. This Agreement will be terminated automatically in the event of its "assignment" (as defined in the 1940 Act).

(c) In the event of a termination of this Agreement for any reason with respect to the Fund, the Sub-Adviser shall reasonably cooperate with any transition manager or successor investment sub-adviser and with the Adviser in transitioning the management of the Portfolio to one or more new sub-advisers or to the Adviser, including, without limitation, providing the transition manager, at such intervals as the transition manager may request, with a list of holdings for the Portfolio and such other information as required by the transition management agreement, into which the Adviser and the transition manager will, at that time, enter.

(d) Termination of this Agreement shall not affect the rights or obligations of the Adviser, the Adviser Indemnitees and the Sub-Adviser under Section 6 of this Agreement.

12. Use of Name

(a) The Sub-Adviser hereby consents to the use of its name and the names of its affiliates to the extent required by law in the Fund's disclosure documents. Adviser will obtain the written authorization of Sub-Adviser prior to the first use of any shareholder communications, advertising, sales literature and similar communications. Adviser agrees to afford Sub-Adviser the opportunity to review all such documents. The Sub-Adviser shall not use the name or any tradename, trademark, trade device, service mark, symbol or any abbreviation, contraction or simulation thereof of the Adviser, the Trust, the Fund or any of their affiliates in its marketing materials unless it first receives prior written approval of the Trust and the Adviser.

(b) It is understood that the name of each party to this Agreement, and any derivatives thereof or logos associated with that name, is the valuable property of the party in question and its affiliates, and that each other party has the right to use such names pursuant to the relationship created by, and in accordance with the terms of, this Agreement only so long as this Agreement shall continue in effect. Upon termination of this Agreement, the parties shall forthwith cease to use the names of the other parties (or any derivative or logo) as appropriate and to the extent that continued use is not required by applicable laws, rules and regulations.

13. Confidential Information

(a) Each party agrees that it will treat confidentially all information provided by any other party (the "Discloser") regarding the Discloser's businesses and operations, including without limitation the investment activities or holdings of the Portfolio or the Fund ("Confidential Information"). All Confidential Information provided by the Discloser shall be used only by the other party hereto (the "Recipient") solely for the purposes of rendering services pursuant to this Agreement, and shall not be disclosed to any third party, without the prior consent of the Discloser, except for a limited number of employees, attorneys, accountants and other advisers of the Recipient and its affiliates on a need-to-know basis and solely for the purposes of rendering services under this Agreement.

(b) Confidential Information shall not include any information that: (i) is public when provided or thereafter becomes public through no wrongful act of the Recipient; (ii) is demonstrably known to the Recipient prior to execution of this Agreement; (iii) is independently developed by the Recipient through no wrongful act of the Recipient in the ordinary course of business outside of this Agreement; (iv) is generally employed by the trade at the time that the Recipient learns of such information or knowledge; or (v) has been rightfully and lawfully obtained by the Recipient from any third party.

(c) In the event that the Recipient is requested or required (by deposition, interrogatories, requests for information or documents in legal proceedings, subpoenas, civil investigative demand or similar process), in connection with any proceeding, to disclose any of the Discloser's Confidential Information, the Recipient will give the Discloser prompt written notice of such request or requirement to allow the Discloser an opportunity to obtain a protective order or otherwise obtain assurances that confidential treatment will be accorded to such Confidential Information. In the event that such protective order or other remedy is not obtained, disclosure shall be made of only that portion of the Confidential Information that is legally required to be disclosed. All Confidential Information disclosed as required by law shall nonetheless continue to be deemed Confidential Information.

14. Amendment

This Agreement may be amended in writing signed by the parties to this Agreement in a manner that is in accordance with applicable laws, rules and regulations, as modified or interpreted by any applicable order, exemptive relief or interpretative release issued by the SEC.

15. Notices

All notices hereunder shall be provided in writing, by facsimile or by email. Notices shall be deemed given if delivered in person or by messenger, certified mail with return receipt, or by a reputable overnight delivery service that provides evidence of receipt to the parties; upon receipt if sent by fax; or upon read receipt or reply if delivered by email, at the following addresses:

If to the Trust:	Fidelity Commonwealth Trust II
82 Devonshire Street
Boston, MA 02109
Attn.: Scott Goebel
If to the Adviser:	Strategic Advisers, Inc.
82 Devonshire Street
Boston, MA 02109
Attn.: Boyce I. Greer
With Copy to:	Strategic Advisers, Inc.
82 Devonshire Street
Boston, MA 02109
Attn.: Scott Goebel
If to the Sub-Adviser:	Brandywine Global Investment
Management, LLC
2929 Arch Street
Suite 800
Attn: Legal Department
With a copy to:	Brandywine Global Investment
Management, LLC
2929 Arch Street
Suite 800
Attn: Chief Compliance Officer

16. Miscellaneous

(a) This Agreement constitutes the full and complete agreement of the parties hereto with respect to the subject matter hereof.

(b) Titles or captions of sections in this Agreement are inserted only as a matter of convenience and for reference, and in no way define, limit, extend or describe the scope of this Agreement or the intent of any provisions thereof.

(c) This Agreement may be executed in several counterparts, all of which together shall for all purposes constitute one Agreement, binding on all the parties.

(d) This Agreement and the rights and obligations of the parties hereunder shall be governed by, and interpreted, construed and enforced in accordance with the laws of The Commonwealth of Massachusetts, without giving effect to the choice of laws provisions of that or any other jurisdiction. To the extent that the applicable laws of The Commonwealth of Massachusetts conflict with the applicable provisions of the 1940 Act, the latter shall control. The parties irrevocably consent to submit to the jurisdiction of any federal or state court sitting in The Commonwealth of Massachusetts.

(e) If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected hereby and, to this extent, the provisions of this Agreement shall be deemed to be severable.

(f) Notwithstanding anything herein to the contrary, the Sub-Adviser shall be an independent contractor. Nothing herein shall be construed as constituting the Sub-Adviser as an agent of the Adviser, the Trust or the Fund, except to the extent expressly authorized by this Agreement.

[The remainder of this page is intentionally left blank.]

IN WITNESS WHEREOF, the parties hereto have caused this instrument to be executed by their officers designated below as of the date first set forth above.

\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\	BRANDYWINE GLOBAL INVESTMENT MANAGEMENT, LLC
	BY:	/s/ Mark Glassman
Mark Glassman
Chief Administrative Officer

STRATEGIC ADVISERS, INC.
	BY:	/s/ Boyce I. Greer
Boyce I. Greer
President

FIDELITY COMMONWEALTH TRUST II
	BY:	/s/ Mark Osterheld
Mark Osterheld
Treasurer

EXHIBIT B

INVESTMENT SUB-ADVISORY AGREEMENT
AMONG
STRATEGIC ADVISERS, INC.,
LSV ASSET MANAGEMENT
AND
FIDELITY COMMONWEALTH TRUST II

AGREEMENT, made this 3rd day of December, 2009 among Fidelity Commonwealth Trust II ("Trust"), a Delaware statutory trust, on behalf of Fidelity Strategic Advisers Value Fund (the "Fund"), Strategic Advisers, Inc. ("Adviser"), a Massachusetts corporation, and LSV Asset Management ("Sub-Adviser"), a Delaware general partnership.

WHEREAS, the Trust is registered as an open-end management investment company under the Investment Company Act of 1940, as amended ("1940 Act");

WHEREAS, the Adviser and the Sub-Adviser are each registered as an investment adviser under the Investment Advisers Act of 1940, as amended ("Advisers Act");

WHEREAS, the Trust has retained the Adviser to render investment advisory services to the Trust, on behalf of the Fund, pursuant to a Management Contract dated December 4, 2008 as may be amended from time to time ("Advisory Agreement");

WHEREAS, the Advisory Agreement authorizes the Adviser to delegate to one or more other investment advisers any or all of the Adviser's duties and obligations under the Advisory Agreement; and

WHEREAS, the Trust and the Adviser wish to retain the Sub-Adviser to render certain investment advisory services to the Fund with respect to the portion of the Fund's assets allocated to the Sub-Adviser, as determined from time to time by the Adviser, and the Sub-Adviser is willing to render such services.

NOW, THEREFORE, in consideration of the promises and mutual covenants herein contained, it is agreed among the Adviser, the Sub-Adviser and the Trust as follows:

1. Appointment

The Trust and the Adviser hereby appoint the Sub-Adviser to act as investment sub-adviser to the Fund with respect to the portion of the Fund's assets allocated, from time to time, by the Adviser to the Sub-Adviser (the "Portfolio"), for the periods and on the terms set forth herein. The Sub-Adviser accepts the appointment and agrees to furnish the services set forth herein for the compensation provided in Section 7 of this Agreement.

2. Services and Duties of Investment Sub-Adviser

Subject to the general supervision and oversight of the Adviser and the Board of Trustees of the Trust (the "Board"), the Sub-Adviser will:

(a) provide a program of continuous investment management for the Portfolio in accordance with the Fund's investment objective and policies as stated in the Fund's prospectus and statement of additional information filed with the Securities and Exchange Commission ("SEC") on Form N-1A, as amended and supplemented from time to time (the "Registration Statement"), and such other limitations as the Trust, the Fund, the Board or the Adviser may impose with respect to the Portfolio by notice to the Sub-Adviser, such notice may be oral or written, but will be provided in writing whenever possible;

(b) invest and reinvest the assets of the Portfolio by selecting the securities, instruments, repurchase agreements, financial futures contracts, options and other investments and techniques that the Fund may purchase, sell, enter into or use in respect of the Portfolio;

(c) oversee the placement of purchase and sale orders on behalf of the Fund in respect of the Portfolio;

(d) employ portfolio managers to make investment decisions for the Fund in respect of the Portfolio;

(e) subject to the understanding set forth in Section 10(a)(1) of this Agreement, vote all proxies solicited by or with respect to the issuers of securities in which the assets of the Portfolio may be invested in accordance with the Sub-Adviser's proxy voting policies and procedures and in a manner that complies with applicable law; maintain records of all proxies voted on behalf of the Fund in respect of the Portfolio; and provide information to the Trust, the Adviser or their designated agent in a manner that is sufficiently complete and timely to ensure the Trust's compliance with its filing obligations under Rule 30b1-4 of the 1940 Act;

(f) maintain books and records with respect to the Fund's securities transactions in respect of the Portfolio, in accordance with applicable laws, rules and regulations; and

(g) to the extent reasonably requested by the Adviser or officers of the Fund, cooperate with and provide reasonable assistance to the Adviser and the Trust's other service providers by (1) keeping them fully informed as to such matters that they may reasonably deem necessary with respect to the performance of their obligations to the Fund, (2) providing prompt responses to reasonable requests for information or assistance, and (3) establishing appropriate processes to promote the efficient exchange of information.

In providing those services, the Sub-Adviser will provide the Adviser and the Fund with an ongoing and continuous investment program in respect of the Portfolio. In addition, the Sub-Adviser will furnish the Adviser and/or the Fund with statistical information as the Adviser and/or the Fund may reasonably request with respect to the securities or other investments in which the assets of the Portfolio may be invested.

The Sub-Adviser further agrees that, in performing its duties hereunder, it will:

(h) comply in all material respects with the applicable sections of (1) the 1940 Act and the Advisers Act and all rules and regulations thereunder and any other applicable federal and state laws and regulations, (2) the rules and regulations of the Commodities Futures Trading Commission, (3) the Internal Revenue Code of 1986, as amended ("Code"), (4) the investment objectives, strategies, policies, limitations and restrictions of the Fund as described in the Registration Statement, (5) the Trust's Trust Instrument and By-Laws or other organizational documents of the Trust and (6) any written instructions of the Adviser or the Board;

(i) manage the assets of the Portfolio in a manner that the Fund will comply with the following requirements of the Code and regulations issued thereunder: section 851(b)(2) and section 851(b)(3) (and, if applicable, section 817(h)); provided, however, that with respect to the 10% voting securities test contained in section 851(b)(3)(A)(ii), the Sub-Adviser will comply with such requirements as the Trust, the Fund or its Adviser shall furnish to the Sub-Adviser from time to time;

(j) keep the Adviser and/or the Board informed of developments materially affecting the Fund's portfolio;

(k) make available to the Board, the Adviser, the Trust's Chief Compliance Officer ("CCO") and the Trust's administrator, promptly upon their request, such copies of its records with respect to the Fund as may be required to assist in their compliance with applicable laws and regulations. As reasonably requested by the Board or the Adviser, the Sub-Adviser will complete periodic or special questionnaires and furnish to the Board and/or the Adviser such periodic and special reports regarding the Fund and the Sub-Adviser including, but not limited to, reports concerning transactions and performance of the Portfolio, quarterly and annual compliance reports and certifications, quarterly tax compliance worksheets, reports regarding compliance with the Trust's procedures pursuant to Rules 17e-1, 17a-7, 10f-3 and 12d3-1 under the 1940 Act (as applicable), fundamental investment restrictions, procedures for opening brokerage accounts and commodity trading accounts, liquidity determinations for securities or other instruments held by the Portfolio such as, among others, securities purchased pursuant to Rule 144A and 4(2) commercial paper, compliance with the Sub-Adviser's Code of Ethics, and such other procedures or requirements that the Adviser may reasonably request from time to time;

(l) make available to the Board and the Adviser at reasonable times its portfolio managers and other appropriate personnel as mutually agreed by the Adviser and Sub-Adviser, either in person or, at the mutual convenience of the Board, the Adviser and the Sub-Adviser, by telephone, in order to review the investment policies, performance and other matters relating to the management of the Fund;

(m) review draft reports to shareholders, registration statements or portions thereof that relate to the Portfolio or the Sub-Adviser and other documents provided to the Sub-Adviser, provide comments on such drafts on a timely basis, and provide certifications or sub-certifications on a timely basis as to the accuracy of the information contained in such reports or other documents;

(n) use no material, non-public information concerning portfolio companies that may be in its possession or the possession of any of its affiliates, nor will the Sub-Adviser seek to obtain any such information, in providing investment advice or investment management services to the Fund;

(o) promptly notify the Trust, the Adviser and the Board in the event that the Sub-Adviser or any of its affiliates becomes aware that the Sub-Adviser: (i) is subject to a statutory disqualification that prevents the Sub-Adviser from serving as investment adviser pursuant to this Agreement; (ii) fails to be registered as an investment adviser under the Advisers Act or under the laws of any jurisdiction in which the Sub-Adviser is required to be registered as an investment adviser in order to perform its obligations under this Agreement; (iii) is the subject of an administrative proceeding or enforcement action by the SEC or other regulatory authority; or (iv) is served or otherwise receives notice of any action, suit, proceeding, inquiry or investigation, at law or in equity, before or by any court, public board or body, or governmental authority, involving the affairs of the Trust or the Adviser or their affiliates; or is involved in any pending litigation or administrative proceeding brought against the Sub-Adviser or any of its management persons (as defined in Rule 206(4)-4 under the Advisers Act). The Sub-Adviser further agrees to notify the Trust and the Adviser promptly of any material fact known to the Sub-Adviser respecting or relating to the Sub-Adviser that is not contained in the Trust's Registration Statement, as amended and supplemented from time to time, regarding the Fund, or any amendment or supplement thereto, but that is required to be disclosed therein, and of any statement contained therein that becomes untrue in any material respect. The Sub-Adviser will promptly notify the Trust, the Adviser and the Board if its chief executive officer or any member of the portfolio management team named in the Registration Statement for the Fund changes, or if there is an actual change in control or management of the Sub-Adviser within the meaning of Rules 2a-6 and 202(a)(1)-1 under the 1940 Act and Advisers Act, respectively;

(p) not disclose information regarding Portfolio or Fund characteristics, trading history, portfolio holdings, performance information or any other related information to any third-party, except in compliance with the Trust's policies on disclosure of portfolio holdings;

(q) provide the Adviser, the Trust or the Board with such information and assurances (including certifications and sub-certifications) as the Adviser, the Trust or the Board may reasonably request from time to time in order to assist the Adviser, the Trust or the Board in complying with applicable laws, rules and regulations, including requirements in connection with the preparation and/or filing of the Fund's Form N-CSRs and Form N-Qs;

(r) provide assistance to the Adviser, custodian or recordkeeping agent for the Trust in determining or confirming, consistent with the procedures and policies stated in the Registration Statement, the value of any portfolio securities or other assets of the Fund for which the Adviser, custodian or recordkeeping agent seeks assistance from the Sub-Adviser or identifies for review by the Sub-Adviser. This assistance includes (but is not limited to): (i) designating and providing access to one or more employees of the Sub-Adviser who are knowledgeable about the security/issuer, its financial condition, trading and/or other relevant factors for valuation, which employees shall be available for consultation when the Board's Valuation Committee convenes; (ii) assisting the Adviser or the custodian in obtaining bids and offers or quotes from broker/dealers or market-makers with respect to securities held by the Fund, upon the reasonable request of the Adviser or custodian; (iii) upon the request of the Adviser or the custodian, confirming pricing and providing recommendations for fair valuations; and (iv) maintaining adequate records and written backup information with respect to the securities valuation assistance provided hereunder, and providing such information to the Adviser or the Trust upon request, with such records being deemed Fund records;

(s) not consult with any other investment sub-adviser of the Trust (if any), or with the sub-adviser to any other investment company (or separate series thereof) managed by the Adviser concerning the Fund's transactions in securities or other assets, except for purposes of complying with the conditions of Rule 12d3-1(a) and (b) under the 1940 Act, and, to the extent that multiple sub-advisers may be engaged to provide services to the Fund, the Sub-Adviser shall be responsible for providing investment advisory services only with respect to the Portfolio allocated to the Sub-Adviser by the Adviser; and

(t) provide the Trust and the Adviser with a copy of its Form ADV as most recently filed with the SEC, notify the Adviser on a quarterly basis of any amendments to the Sub-Adviser's Form ADV and furnish a copy of such amendments to the Trust and the Adviser; and provide the Trust and the Adviser with a copy of its Form ADV Part II as updated from time to time.

3. Brokerage

The Sub-Adviser may place orders pursuant to its investment determinations for the Fund directly with the issuers of the securities, or with brokers or dealers selected by the Sub-Adviser. The Sub-Adviser may, in respect of the Portfolio, open and maintain brokerage accounts of all types on behalf of and in the name of the Fund. The Sub-Adviser may enter into standard customer agreements with brokers and direct payments of cash, cash equivalents and securities and other property into such brokerage accounts as the Sub-Adviser deems desirable or appropriate. In selecting brokers or dealers to execute transactions on behalf of the Fund, the Sub-Adviser will use its best efforts to seek the best overall terms available. In assessing the best overall terms available for the Fund transaction, the Sub-Adviser will consider all factors it deems relevant, including, but not limited to, the breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker or dealer and the reasonableness of the commission, if any, for the specific transaction and on a continuing basis. In selecting broker-dealers to execute a particular transaction, and in evaluating the best overall terms available, the Sub-Adviser is authorized to consider the brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934, as amended (the "1934 Act")) provided to the Fund and/or other accounts over which the Sub-Adviser or its affiliates exercise investment discretion. The parties hereto acknowledge that it is desirable for the Trust that the Sub-Adviser have access to supplemental investment and market research and security and economic analysis provided by broker-dealers who may execute brokerage transactions at a higher cost to the Fund than may result when allocating brokerage to other brokers on the basis of seeking the most favorable price and efficient execution. Therefore, the Sub-Adviser may cause the Fund to pay a broker-dealer that furnishes brokerage and research services a higher commission than that which might be charged by another broker-dealer for effecting the same transaction, provided that the Sub-Adviser determines in good faith that such commission is reasonable in relation to the value of the brokerage and research services provided by such broker-dealer, viewed in terms of either the particular transaction or the overall responsibilities of the Sub-Adviser to the Fund in compliance with Section 28(e) of the 1934 Act. It is understood that the services provided by such brokers may be useful to the Sub-Adviser in connection with the Sub-Adviser's services to other clients. In accordance with Section 11(a) of the 1934 Act and Rule 11a2-2(T) thereunder and subject to any other applicable laws and regulations, the Sub-Adviser and its affiliates are authorized to effect portfolio transactions for the Fund and to retain brokerage commissions on such transactions. The Sub-Adviser may, but shall not be obligated to, aggregate or bunch orders for the purchase or sale of securities for the Fund with orders for its other clients where: (i) such aggregation or bunching of orders is not inconsistent with the Fund's investment objectives, policies and procedures, (ii) the allocation of the securities so purchased or sold, as well as the allocation of expenses incurred in any such transaction, shall be made by the Sub-Adviser in a manner that complies with the trade allocation policies and procedures approved by the Board and is fair and equitable in the judgment of the Sub-Adviser and is consistent with the Sub-Adviser's fiduciary obligations to the Fund and each of its other clients.

4. Books, Records and Regulatory Filings

(a) The Sub-Adviser agrees to maintain and to preserve for the applicable periods any such records as are required to be maintained by the Sub-Adviser with respect to the Fund by the 1940 Act and rules adopted thereunder, and by any other applicable laws, rules and regulations. The Sub-Adviser further agrees that all records that it maintains for the Fund are the property of the Fund and it will promptly surrender any of such records upon request; provided, however, that the Sub-Adviser may retain copies of such records for the applicable periods they are required by law to be retained, and thereafter shall destroy such records.

(b) The Sub-Adviser agrees that it shall furnish to regulatory authorities having the requisite authority any information or reports in connection with its services hereunder that may be requested in order to determine whether the operations of the Fund are being conducted in accordance with applicable laws, rules and regulations.

(c) The Sub-Adviser shall make all filings with the SEC required of it pursuant to Section 13 of the 1934 Act with respect to its duties as are set forth herein. The Sub-Adviser also shall make all required filings on Schedule 13D or 13G and Form 13F (as well as other filings triggered by ownership in securities under other applicable laws, rules and regulations). The Trust, the Fund and the Adviser acknowledge that any Section 13 filings made by the Sub-Adviser are not specific to the holdings of the Portfolio or the Fund but represent the holdings of the Sub-Adviser on a firm-wide basis.

5. Class Action Filings

The Sub-Adviser is not responsible for making any class action filings, including bankruptcies, on behalf of the Trust.

6. Standard of Care, Limitation of Liability and Indemnification

(a) The Sub-Adviser shall exercise its best judgment in rendering the services under this Agreement. The Sub-Adviser shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Trust, the Adviser or the Fund, or affiliated persons of the Adviser or the Fund (collectively, the "Adviser Indemnitees") in connection with the matters to which this Agreement relates except a loss directly resulting from the Sub-Adviser's willful misfeasance, bad faith or gross negligence in the performance of its obligations and duties, or by reason of its reckless disregard of its obligations and duties, under this Agreement; provided, however, that nothing herein shall be deemed to protect or purport to protect the Sub-Adviser against any liability to the Adviser Indemnitees for, and the Sub-Adviser shall indemnify and hold harmless the Adviser Indemnitees from, any and all claims, losses, expenses, obligations and liabilities (including reasonable attorney's fees) to which any of the Adviser Indemnitees may become subject arising out of or resulting from (i) the Sub-Adviser causing the Fund to be in violation of any applicable federal or state law, rule or regulation or any investment policy or restriction set forth in the Fund's current Registration Statement or the most current written guidelines, policies or instruction provided in writing by the Board or the Adviser, (ii) the Sub-Adviser causing the Fund to fail to satisfy the requirements set forth in Section 2(i) hereof, (iii) any untrue statement of a material fact contained in the Registration Statement, proxy materials, reports, advertisements, sales literature, or other materials pertaining to the Sub-Adviser or the Portfolio managed by the Sub-Adviser or the omission to state therein a material fact known to the Sub-Adviser that was required to be stated therein or necessary to make the statements therein not misleading, if such statement or omission was made in reliance upon information furnished to the Adviser or the Trust by the Sub-Adviser for use therein, or (iv) a breach of this Agreement by the Sub-Adviser. In addition, the Sub-Adviser shall indemnify and hold harmless the Trust and the Fund from any and all claims, losses, expenses, obligations and liabilities (including reasonable attorney's fees) to which either the Trust or the Fund may become subject directly arising out of or resulting from a breach of fiduciary duty by the Sub-Adviser under Section 36(b) of the 1940 Act with respect to the receipt of compensation for its services under this Agreement. Notwithstanding the foregoing, nothing contained in this Agreement shall constitute a waiver or limitation of rights that the Trust or the Fund may have under federal or state securities laws.

(b) The Sub-Adviser is hereby expressly put on notice of the limitation of shareholder liability as set forth in the Trust Instrument or other organizational document of the Trust and agrees that any obligations of the Trust or the Fund arising in connection with this Agreement shall be limited in all cases to the Fund and its assets, and the Sub-Adviser shall not seek satisfaction of any such obligation from any other fund of the Trust or the shareholders or any individual shareholder of the Fund. Nor shall the Sub-Adviser seek satisfaction of any such obligation from the trustees of the Trust (each, a "Trustee" and, together, the "Trustees") or any individual Trustee or any officers.

(c) As used in this Section 6, the term "Sub-Adviser" shall include any officers, directors, employees, independent contractors or other affiliates of the Sub-Adviser performing services with respect to the Fund.

(d) The Adviser agrees to indemnify and hold harmless the Sub-Adviser from and against any and all claims, losses, expenses, obligations and liabilities (including reasonable attorney's fees) to which the Sub-Adviser may become subject directly arising out of or resulting from, the Adviser's willful misfeasance, bad faith or gross negligence in the performance of its obligations and duties under this Agreement, or by reason of its reckless disregard of its obligations and duties under this Agreement.

7. Compensation

The Sub-Adviser shall be compensated for the services rendered pursuant to this Agreement in accordance with the terms set forth on Schedule A attached hereto.

8. Expenses

The Sub-Adviser will bear all expenses in connection with the performance of its services under this Agreement, excluding those costs of the Fund associated with brokerage activities. The Sub-Adviser shall bear all expenses and costs of the Trust (including reasonable attorney's fees), if any, arising out of a termination or possible termination of this Agreement as a result of an assignment caused by a change of control or management of the Sub-Adviser, including the preparation and mailing of an information statement to shareholders pursuant to a "manager-of-managers" exemptive order from the SEC, or the preparation, mailing, solicitation and other costs associated with the use of a proxy statement relating to a shareholder vote in respect of a new sub-advisory agreement. The foregoing obligations of the Sub-Adviser shall apply in any circumstance in which the Adviser, in consultation with internal or outside counsel to the Trust, deems that an actual or possible assignment of this Agreement has or may occur, and determines that an information statement should be used, or a vote of shareholders should be obtained, as the case may be.

9. Services to Other Companies or Accounts

The investment advisory services of the Sub-Adviser to the Fund under this Agreement are not to be deemed exclusive, and the Sub-Adviser shall be free to render similar services to other investment companies and clients (whether or not their investment objective and policies are similar to those of the Fund) and to engage in other activities, provided that such other services and activities do not interfere with or impair the Sub-Adviser's ability to fulfill its duties and obligations under this Agreement. If the Sub-Adviser provides any advice to its clients concerning investment in the shares of the Fund, the Sub-Adviser shall act solely for such clients in that regard and not in any way on behalf of the Adviser, the Trust or the Fund.

10. Compliance Matters

(a) The Sub-Adviser understands and agrees that it is a "service provider" to the Trust as contemplated by Rule 38a-1 under the 1940 Act. As such, the Sub-Adviser agrees to cooperate fully with the Adviser and the Trust and its Trustees and officers, including the Trust's CCO, with respect to (i) any and all compliance-related matters, and (ii) the Trust's efforts to assure that each of its service providers adopts and maintains policies and procedures that are reasonably designed to prevent violation of the "federal securities laws" (as that term is defined by Rule 38a-1) by the Trust, the Adviser and the Sub-Adviser. In this regard, the Sub-Adviser shall:

(1) submit to the Board for its consideration and approval, prior to the effective date of this Agreement, the Sub-Adviser's compliance program, it being understood that the Sub-Adviser's obligation under Section 2(e) of this Agreement to vote all proxies solicited by or with respect to the issuers of securities in which the assets of the Portfolio may be invested shall be subject to the fulfillment of the condition that the Board approve the Sub-Adviser's proxy voting polices and procedures;

(2) submit annually (and at such other times as the Trust may reasonably request) to the Trust's CCO and the Adviser for consideration by the Board, a report discussing the adequacy and effectiveness of the Sub-Adviser's compliance program, and fully describing any material amendments to such compliance program since the most recent such report;

(3) provide periodic reports and certifications concerning the Sub-Adviser's compliance program and special reports in the event of material compliance matters;

(4) provide the Adviser and the Trust and its Trustees and officers with reasonable access to information regarding the Sub-Adviser's compliance program, which access shall include on-site visits with the Sub-Adviser as may be reasonably requested from time to time;

(5) permit the Adviser and the Trust and its Trustees and officers to maintain an active working relationship with the Sub-Adviser's compliance personnel by, among other things, providing the Adviser and the Trust's CCO and other officers with a specified individual within the Sub-Adviser's organization to discuss and address compliance-related matters;

(6) provide the Adviser and its chief compliance officer and the Trust and its Trustees and officers, including the Trust's CCO, with such certifications as may be reasonably requested; and

(7) reasonably cooperate with any independent registered public accounting firm engaged by the Trust, ensure that all reasonably necessary information and the appropriate personnel are made available to such independent registered public accounting firm, to support the expression of the independent registered public accounting firm's opinion, and each year provide the Adviser and such independent registered public accounting firm with a copy of the most recent SAS 70 Report prepared by the Sub-Adviser's independent auditors regarding the Sub-Adviser's internal controls.

(b) The Sub-Adviser represents, warrants and covenants that it has implemented and shall maintain a compliance program in accordance with the requirements of Rule 206(4)-7 under the Advisers Act.

11. Duration and Termination

(a) This Agreement shall be effective immediately as of the date set forth above and shall continue in effect for two years from its effective date with respect to the Fund, unless sooner terminated as provided herein, and shall continue year to year thereafter, provided each continuance is specifically approved at least annually by (i) the vote of a majority of the Trustees or (ii) a vote of a "majority" (as defined in the 1940 Act) of the Fund's outstanding voting securities, provided that in either event the continuance is also approved by a majority of the Trustees who are neither (A) parties to this Agreement nor (B) "interested persons" (as defined in the 1940 Act) of any party to this Agreement, by vote cast in person (to the extent required by the 1940 Act) at a meeting called for the purpose of voting on such approval.

(b) This Agreement is terminable with respect to the Fund, without penalty, on sixty (60) days' written notice to the Sub-Adviser: (i) by the Trust, pursuant to (A) action by the Board or (B) the vote of the holders of a "majority" (as defined in the 1940 Act) of the shares of the Fund or (ii) by the Adviser. This Agreement is terminable with respect to the Fund, without penalty, by the Sub-Adviser upon ninety (90) days' written notice to the Adviser and the Trust. In addition, this Agreement will terminate with respect to the Fund in the event of the termination of the Advisory Agreement with respect to the Fund. This Agreement will be terminated automatically in the event of its "assignment" (as defined in the 1940 Act).

(c) In the event of a termination of this Agreement for any reason with respect to the Fund, the Sub-Adviser shall reasonably cooperate with any transition manager or successor investment sub-adviser and with the Adviser in transitioning the management of the Portfolio to one or more new sub-advisers or to the Adviser, including, without limitation, providing the transition manager, at such intervals as the transition manager may request, with a list of holdings for the Portfolio and such other information as required by the transition management agreement, into which the Adviser and the transition manager will, at that time, enter.

(d) Termination of this Agreement shall not affect the rights or obligations of the Adviser, the Adviser Indemnitees and the Sub-Adviser under Section 6 of this Agreement.

12. Use of Name

(a) The Sub-Adviser hereby consents to the use of its name and the names of its affiliates in the Fund's disclosure documents, shareholder communications, advertising, sales literature and similar communications. The Sub-Adviser shall not use the name or any tradename, trademark, trade device, service mark, symbol or any abbreviation, contraction or simulation thereof of the Adviser, the Trust, the Fund or any of their affiliates in its marketing materials unless it first receives prior written approval of the Trust and the Adviser.

(b) It is understood that the name of each party to this Agreement, and any derivatives thereof or logos associated with that name, is the valuable property of the party in question and its affiliates, and that each other party has the right to use such names pursuant to the relationship created by, and in accordance with the terms of, this Agreement only so long as this Agreement shall continue in effect. Upon termination of this Agreement, the parties shall forthwith cease to use the names of the other parties (or any derivative or logo) as appropriate and to the extent that continued use is not required by applicable laws, rules and regulations.

13. Confidential Information

(a) Each party agrees that it will treat confidentially all information provided by any other party (the "Discloser") regarding the Discloser's businesses and operations, including without limitation the investment activities or holdings of the Portfolio or the Fund ("Confidential Information"). All Confidential Information provided by the Discloser shall be used only by the other party hereto (the "Recipient") solely for the purposes of rendering services pursuant to this Agreement, and shall not be disclosed to any third party, without the prior consent of the Discloser, except for a limited number of employees, attorneys, accountants and other advisers of the Recipient and its affiliates on a need-to-know basis and solely for the purposes of rendering services under this Agreement.

(b) Confidential Information shall not include any information that: (i) is public when provided or thereafter becomes public through no wrongful act of the Recipient; (ii) is demonstrably known to the Recipient prior to execution of this Agreement; (iii) is independently developed by the Recipient through no wrongful act of the Recipient in the ordinary course of business outside of this Agreement; (iv) is generally employed by the trade at the time that the Recipient learns of such information or knowledge; or (v) has been rightfully and lawfully obtained by the Recipient from any third party.

(c) In the event that the Recipient is requested or required (by deposition, interrogatories, requests for information or documents in legal proceedings, subpoenas, civil investigative demand or similar process), in connection with any proceeding, to disclose any of the Discloser's Confidential Information, the Recipient will give the Discloser prompt written notice of such request or requirement to allow the Discloser an opportunity to obtain a protective order or otherwise obtain assurances that confidential treatment will be accorded to such Confidential Information. In the event that such protective order or other remedy is not obtained, disclosure shall be made of only that portion of the Confidential Information that is legally required to be disclosed. All Confidential Information disclosed as required by law shall nonetheless continue to be deemed Confidential Information.

14. Amendment

This Agreement may be amended in writing signed by the parties to this Agreement in a manner that is in accordance with applicable laws, rules and regulations, as modified or interpreted by any applicable order, exemptive relief or interpretative release issued by the SEC.

15. Notices

All notices hereunder shall be provided in writing, by facsimile or by email. Notices shall be deemed given if delivered in person or by messenger, certified mail with return receipt, or by a reputable overnight delivery service that provides evidence of receipt to the parties; upon receipt if sent by fax; or upon read receipt or reply if delivered by email, at the following addresses:

If to the Trust:	Fidelity Commonwealth Trust II
82 Devonshire Street
Boston, MA 02109
Attn.: Scott Goebel
If to the Adviser:	Strategic Advisers, Inc.
82 Devonshire Street
Boston, MA 02109
Attn.: Boyce I. Greer
With Copy to:	Strategic Advisers, Inc.
82 Devonshire Street
Boston, MA 02109
Attn.: Scott Goebel
If to the Sub-Adviser:	LSV Asset Management
1 North Wacker Drive, Suite 4000
Chicago, IL 60606
Attn: Chief Operating Officer

16. Miscellaneous

(a) This Agreement constitutes the full and complete agreement of the parties hereto with respect to the subject matter hereof.

(b) Titles or captions of sections in this Agreement are inserted only as a matter of convenience and for reference, and in no way define, limit, extend or describe the scope of this Agreement or the intent of any provisions thereof.

(c) This Agreement may be executed in several counterparts, all of which together shall for all purposes constitute one Agreement, binding on all the parties.

(d) This Agreement and the rights and obligations of the parties hereunder shall be governed by, and interpreted, construed and enforced in accordance with the laws of The Commonwealth of Massachusetts, without giving effect to the choice of laws provisions of that or any other jurisdiction. To the extent that the applicable laws of The Commonwealth of Massachusetts conflict with the applicable provisions of the 1940 Act, the latter shall control. The parties irrevocably consent to submit to the jurisdiction of any federal or state court sitting in The Commonwealth of Massachusetts.

(e) If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected hereby and, to this extent, the provisions of this Agreement shall be deemed to be severable.

(f) Notwithstanding anything herein to the contrary, the Sub-Adviser shall be an independent contractor. Nothing herein shall be construed as constituting the Sub-Adviser as an agent of the Adviser, the Trust or the Fund, except to the extent expressly authorized by this Agreement.

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IN WITNESS WHEREOF, the parties hereto have caused this instrument to be executed by their officers designated below as of the date first set forth above.

\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\	LSV ASSET MANAGEMENT
	By:	/s/ Tremaine Atkinson
Tremaine Atkinson
Chief Operating Officer

STRATEGIC ADVISERS, INC.
	By:	/s/ Boyce I. Greer
Boyce I. Greer
President

FIDELITY COMMONWEALTH TRUST II
	By:	/s/ Mark Osterheld
Mark Osterheld
Treasurer

Fidelity and Strategic Advisers are registered trademarks of FMR LLC.

1.906719.100	\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\	SAV-pis-0110